Nature of operations and liquidity risk	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Going Concern and Nature Of Operations [Abstract]
Liquidity risk and nature of operations
1	Nature of operations and liquidity risk

Nature of operations

DelMar Pharmaceuticals, Inc. (the “Company”) is a Nevada corporation formed on June 24, 2009 under the name Berry Only Inc. (“Berry”). Prior to the Reverse Acquisition (note 3), Berry did not have any significant assets or operations. DelMar Pharmaceuticals, Inc. is the parent company of DelMar Pharmaceuticals (BC) Ltd. (“DelMar (BC)”), a British Columbia, Canada corporation incorporated on April 6, 2010, which is a development stage company with a focus on the development of drugs for the treatment of cancer. It is also the parent company to 0959454 B.C. Ltd., a British Columbia corporation (“Callco”), and 0959456 B.C. Ltd., a British Columbia corporation (“Exchangeco”). Callco and Exchangeco were formed to facilitate the Reverse Acquisition (note 3).

The Company acquired (either directly or indirectly (through Exchangeco)) all of the issued and outstanding shares of DelMar (BC) on January 25, 2013 (note 3). As a result of the shareholders of DelMar (BC) having a controlling interest in the Company subsequent to the Reverse Acquisition, for accounting purposes the transaction is a capital transaction with DelMar (BC) being the accounting acquirer even though the legal acquirer is Berry. Therefore, the historic financial statements of DelMar (BC) are presented as the comparative balances for the periods prior to the Reverse Acquisition.

References to the Company refer to the Company and its wholly-owned subsidiaries, DelMar (BC), Callco and Exchangeco. Prior to the Reverse Acquisition references to Berry relate to the Company prior to the Reverse Acquisition.
The Company is a development stage company focused on the discovery and development of new medicines with the potential to treat cancer patients who have failed modern targeted or biologic therapy. The Company has initiated a clinical trial with its lead drug candidate VAL-083 for the treatment of refractory glioblastoma multiforme (“GBM”). The Phase I/II study is an open-label, single arm dose-escalation study designed to evaluate the safety, tolerability, pharmacokinetics and anti-tumor activity of VAL-083 in patients with histologically confirmed initial diagnosis of primary WHO Grade IV malignant glioma, now recurrent. Patients with prior low-grade glioma or anaplastic glioma are eligible, if histologic assessment demonstrates transformation to GBM.

The address of the Company’s headquarters is Suite 720 - 999 West Broadway, Vancouver, British Columbia, V5Z 1K5 with clinical operations located at 3485 Edison Way, Suite R, Menlo Park, California, 94025

Liquidity risk

For the three months ended March 31, 2013, the Company reported a net loss of $7,405,319 and an accumulated deficit of $14,979,136 at that date.  As at March 31, 2013, the Company has cash and cash equivalents of $7,532,835 and a working capital balance of $6,818,307. The Company does not have the prospect of achieving any significant revenues in the immediate near future and the Company will require additional funding to maintain its research and development projects and for general operations. There is a large degree of uncertainty as to the expenses the Company will incur in developing and pursuing its business plan. In addition, the Company has not begun to generate revenues from any product candidate.

Consequently, in the future management will need to pursue various financing alternatives to fund the Company’s operations so it can continue as a going concern in the medium to longer term. Accordingly, the Company is considered to be in the development stage as defined in Accounting Standards Codification (ASC) 915-10. In the first quarter of 2013 the Company completed financing activities related to a unit offering for net proceeds of approximately $8,575,000 (note 7 (b)) and we believe, based on our current estimates, that we will be able to fund our operations for at least 24 months.

There could be material differences in our cost estimates or there can be unforeseen events, problems or delays will occur that would require us to seek additional debt and/or equity funding. The ability of the Company to meet its obligations and continue the research and development of its product candidate is dependent on its ability to continue to raise adequate financing. There can be no assurance that such financing will be available to the Company in the amount required at any time or for any period or, if available, that it can be obtained on terms satisfactory to the Company. The Company may tailor its drug candidate program based on the amount of funding it raises.

1	Liquidity risk and nature of operations

Liquidity risk

For the year ended December 31, 2012, the Company reported a loss of $2,400,363 and an accumulated deficit of $3,842,133 at that date. As at December 31, 2012, DelMar has cash and cash equivalents on hand of $17,782 and a negative working capital balance of $942,562. DelMar does not have the prospect of achieving revenues in the near future and DelMar will require additional funding to maintain its research and development projects and for general operations. The expenses to be incurred in developing and pursuing our Company’s business plan have a large degree of uncertainty.  In addition, the Company has not begun to commercialize or generate revenues from any product candidate.

Consequently, management is pursuing various financing alternatives to fund DelMar’s operations so it can continue as a going concern (notes 12(a) and 12(b)) in the medium to longer term. Accordingly, the Company is considered to be in the development stage as defined in Accounting Standards Codification (ASC) 915-10. In the first quarter of 2013 the Company completed financing activities related to a unit offering for net proceeds of $8.575 million (note 12 (b)) and we believe, based on our current estimates, that we will be able to fund our operations for at least 18 months.

We cannot assure you that our cost estimates will prove to be accurate or that unforeseen events, problems or delays will not occur that would require us to seek additional debt and/or equity funding. The ability of the Company to meet its obligations and continue the research and development of its product candidate is dependent on its ability to continue to raise adequate financing. There can be no assurance that such financing will be available to the Company in the amount required at any time or for any period or, if available, that it can be obtained on terms satisfactory to the Company. Based on the amount of funding raised, the Company’s drug product candidate program may be tailored accordingly.

Nature of operations

DelMar Pharmaceuticals Ltd. (“DelMar” or the “Company”) is a development stage company focused on the discovery and development of new medicines with the potential to treat cancer patients who have failed modern targeted or biologic therapy. DelMar has initiated a clinical trial with its lead drug candidate VAL-083 for the treatment of refractory glioblastoma multiforme (“GBM”). The Phase I/II study is an open-label, single arm dose-escalation study designed to evaluate the safety, tolerability, pharmacokinetics and anti-tumor activity of VAL-083 in patients with histologically confirmed recurrent malignant glioma or progressive secondary brain tumor. Patients with prior low-grade glioma or anaplastic glioma are eligible, if histologic assessment demonstrates transformation to GBM.

The Company’s efforts have been devoted to research and development, raising capital, recruitment of personnel and long-term planning. The Company was a private company as at December 31, 2012. The Company was incorporated on April 6, 2010 under the British Columbia Business Corporations Act and is domiciled in British Columbia, Canada. The address of its registered office is Suite 720 - 999 West Broadway, Vancouver, British Columbia, V5Z 1K5.

On May 27, 2010 the company issued shares to the founders of DelMar. As of this date, the Company did not have any operations or assets. Accordingly these founders’ shares were issued at nominal value.

In the summer of 2010 the company began discussions with Valent Technologies LLC (“Valent”) regarding the acquisition of certain intellectual property and a prototype drug product, VAL-083. During this time the company also began to develop a business plan for the development of VAL-083 as a potential new cancer therapy.

On September 12, 2010 DelMar executed a Patent Assignment Agreement with Valent to acquire the prototype drug product and certain intellectual property.

On October 20, 2010 DelMar filed an Investigational New Drug Application (“IND”) with the United States Food & Drug Administration (“FDA”) to initiate clinical trials with VAL-083 as a potential cancer treatment.

During the remainder of 2010 and the first half of 2011, DelMar conducted research requested by the FDA focused on developing new analytical methods related to manufacturing and conducting pre-clinical toxicology studies to enable the allowance of the IND. New patent applications were filed by DelMar to protect this new intellectual property.

In September 2011 DelMar announced that its IND application had been allowed by the FDA and in October, 2011 DelMar commenced its clinical trials in the United States with its lead drug candidate, VAL-083. Also in the last quarter of 2011 DelMar initiated its preclinical research into the molecular mechanism of action of VAL-083.

The prototype drug product acquired from Valent was used in DelMar’s clinical trials undertaken in 2011 and nonclinical studies conducted in 2011 and 2012.

In February 2012 DelMar received approval from the FDA Office of Orphan Products Development granting orphan drug designation for VAL-083 for the treatment of glioma, including GBM, the most common and aggressive form of brain cancer.

In April 2012 DelMar presented results of research conducted in collaboration with the University of British Columbia at the American Association of Cancer Research (“AACR”) annual meeting. These data gathered differentiated the mechanism of action of VAL-083 from other drugs approved to treat GBM.

In the second quarter of 2012 patents from Valent were assigned to DelMar and DelMar continued to file new patents for various matters linked to Val-083.

In October 2012 DelMar announced a strategic collaboration with Guangxi Wuzhou Pharmaceutical Company, a subsidiary of publicly traded Guangxi Wuzhou Zhongheng Group Co., Ltd for the development of VAL-083, known as “DAG for Injection” in China.

In November 2012, DelMar presented interim clinical data demonstrating activity against GBM in patients failing other therapies at the Society for NeuroOncology (“SNO”) annual meeting.

In January 2013 DelMar announced that the European Committee for Orphan Medicinal Products (“COMP”) has recommended the designation of VAL-083 as an orphan medicinal product for the treatment of glioma. The recommendation of the COMP was confirmed in February 2013.